UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 28, 2015
Commercial Metals Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4304	75-0725338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(214) 689-4300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2015, Commercial Metals Company (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the fourth quarter ended August 31, 2015. A copy of the Press Release is attached hereto as Exhibit 99.1. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.

The information in this Item 2.02 of Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits are being furnished, or filed, as applicable, as part of this Current Report on Form 8-K.
99.1    Press Release issued by Commercial Metals Company on October 28, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: October 28, 2015	By: /s/ Barbara R. Smith
Name: Barbara R. Smith
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description of Exhibit

99.1	Press Release issued by Commercial Metals Company on October 28, 2015